UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 15, 2023

VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	No.	001-11954	No.	22-1657560
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)
VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No.	001-34482	No.	13-3925979
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)

888 Seventh Avenue
New York,	New York	10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Vornado Realty Trust	Common Shares of beneficial interest, $.04 par value per share	VNO	New York Stock Exchange
Cumulative Redeemable Preferred Shares of beneficial interest, liquidation preference $25.00 per share:
Vornado Realty Trust	5.40% Series L	VNO/PL	New York Stock Exchange
Vornado Realty Trust	5.25% Series M	VNO/PM	New York Stock Exchange
Vornado Realty Trust	5.25% Series N	VNO/PN	New York Stock Exchange
Vornado Realty Trust	4.45% Series O	VNO/PO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.
On December 15, 2023, in order to (i) incentivize and reward Vornado Realty Trust’s (the “Company”) management for seeking and finding new opportunities to create shareholder value by raising third-party capital for development projects to diversify risk and enhance the Company’s economics and (ii) support retention of employees, the Compensation Committee (the “Committee”) of the Company’s Board of Trustees established a new compensation pool (the “Development Fee Pool”) comprised of forty percent (40%) of all net development fees received by the Company and its affiliates from third parties from the 350 Park Avenue development (the “350 Park Avenue Project”) and from all future development projects. The Development Fee Pool only applies to fees paid by joint venture partners or other third parties but does not apply to wholly-owned Company developments or to any amounts attributable to the Company’s share of a payment made by a joint venture.
Amounts in the Development Fee Pool will be distributed to the Company’s employees and/or consultants in cash, in accordance with specific allocations to be approved by the Compensation Committee at the time of each distribution.
Upon the closing of the 350 Park Avenue transaction in the first quarter of 2023, the Company received an initial $25 million installment of development fees for the 350 Park Avenue Project. Based on the Company’s anticipated 36% interest in the 350 Park Avenue Project joint venture which, if formed, will bear the cost of the development fee, $16 million of such fee is attributable to third parties. Accordingly, $6.4 million (representing 40% of $16 million) was available in the Development Fee Pool and, on December 15, 2023 the Committee approved cash payments to Messrs. Roth, Franco, Langer and Weiss of $2.2 million, $1.4 million, $1.4 million and $1.4 million, respectively, from the Development Fee Pool in connection with their efforts in completing the 350 Park Avenue transaction.
To the extent that the 350 Park Avenue joint venture is not formed or the Company’s interest in the joint venture is not 36%, the Development Fee Pool will be adjusted accordingly.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Deirdre Maddock
Name:	Deirdre Maddock
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)
Date: December 20, 2023

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Deirdre Maddock
Name:	Deirdre Maddock
Title:	Chief Accounting Officer of Vornado Realty Trust, sole General Partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)
Date: December 20, 2023

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